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                    Supplement Dated October 29, 1999 to the
          Statement of Additional Information Dated February 19, 1999

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                          NUVEEN INVESTMENT TRUST III

                               Nuveen Income Fund

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  Effective October 29, 1999, the following are changes relating to the purchase of shares of the Fund.

1. The first bullet point in the section entitled "Elimination of Sales Charge on Class A Shares" is revised as follows:

  Class A Shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1.0 million or more. Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount.

2. Class R Shares are available for single purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for purchases by any officer, director or bona fide employee of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members.

                       PLEASE RETAIN FOR FUTURE REFERENCE